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                                                                     EX-99.B9DII

                               AMENDMENT NO. 4 TO
                                   SCHEDULE A

                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds II, Inc.

                  Decatur Income Fund
                  Decatur Total Return Fund
                  Blue Chip Fund (New)
                  Quantum Fund (New)

Delaware Group Equity Funds I, Inc.

                  Delaware Fund
                  Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.

                  Tax-Free USA Fund
                  Tax-Free Insured Fund
                  Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.

                  Limited-Term Government Fund
                  U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.

                  Delchester Fund
                  Strategic Income Fund
                  High-Yield Opportunities Fund (New)

*Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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DMC Tax-Free Income Trust - Pennsylvania

Delaware Group Equity Funds V, Inc.

                  Value Fund
                  Retirement Income Fund

Delaware Group Global & International Funds, Inc.

                  International Equity Fund
                  Global Bond Fund
                  Global Assets Fund
                  Emerging Markets Fund

Delaware Group Equity Funds IV, Inc.

                  DelCap Fund
                  Capital Appreciation Fund

Delaware Pooled Trust, Inc.

                  The Defensive Equity Portfolio
                  The Aggressive Growth Portfolio
                  The International Equity Portfolio
                  The Defensive Equity Small/Mid-Cap Portfolio
                  The Defensive Equity Utility Portfolio
                  The Labor Select International Equity Portfolio
                  The Real Estate Investment Trust Portfolio
                  The Fixed Income Portfolio
                  The Limited-Term Maturity Portfolio
                  The Global Fixed Income Portfolio
                  The International Fixed Income Portfolio
                  The High-Yield Bond Portfolio

Delaware Group Premium Fund, Inc.

                  Equity/Income Series
                  High Yield Series
                  Capital Reserves Series
                  Money Market Series
                  Growth Series
                  Multiple Strategy Series
                  International Equity Series
                  Value Series
                  Emerging Growth Series
                  Global Bond Series

Delaware Group Government Fund, Inc.


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Delaware Group Adviser Funds, Inc.

           Enterprise Fund
           U.S. Growth Fund
           World Growth Fund
           New Pacific Fund
           Federal Bond Fund
           Corporate Income Fund

Dated as of: FEBRUARY 24, 1997
            --------------------------


DELAWARE SERVICE COMPANY, INC.

By:  /s/ DAVID K. DOWNES
   ------------------------------------
     David K. Downes
     Senior Vice President/Chief
     Administrative Officer/Chief
     Financial Officer

                              DELAWARE GROUP CASH RESERVE, INC.
                              DELAWARE GROUP EQUITY FUNDS II,
                              INC.
                              DELAWARE GROUP EQUITY FUNDS I, INC.
                              DELAWARE GROUP TAX-FREE FUND, INC.
                              DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                              DELAWARE GROUP LIMITED-TERM GOVERNMENT
                               FUNDS, INC.
                              DELAWARE GROUP TREND FUND, INC.
                              DELAWARE GROUP INCOME FUNDS, INC.
                              DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                              DELAWARE GROUP EQUITY FUNDS V, INC.
                              DELAWARE GROUP GLOBAL & INTERNATIONAL
                              FUNDS, INC.
                              DELAWARE GROUP EQUITY FUNDS IV, INC.
                              DELAWARE GROUP PREMIUM FUND, INC.
                              DELAWARE GROUP GOVERNMENT FUND, INC.
                              DELAWARE GROUP ADVISER FUNDS, INC.

                              By:  /s/ WAYNE A. STORK
                                 ---------------------------------------
                                   Wayne A. Stork
                                   Chairman, President and
                                   Chief Executive Officer

                              DELAWARE POOLED TRUST, INC.

                              By:  /s/ WAYNE A. STORK
                                 ---------------------------------------
                                   Wayne A. Stork
                                   Chairman


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